UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 27, 2025

Innovative MedTech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24189	33-1130446
(Commission File Number)	(IRS Employer Identification No.)

2310 York St, Suite 200 Blue Island, IL	60406
(Address of Principal Executive Offices)	(Zip Code)

(708) 925-9424
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on or about April 25, 2025, Innovative MedTech, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), pursuant to which a newly formed subsidiary of the Company (the “New Subsidiary”) would purchase (the “Purchase”) assets of Grand Concierge LLC, d/b/a Ticketbash, a New York limited liability company (“Ticketbash”) associated with retail and wholesale event ticket pricing, and the development of software and artificial intelligence related to the ticket business (the “Assets”), in consideration of (i) the issuance by the Company to Ticketbash’s owners of Company equity (the “Equity Purchase Price”) consisting of 20,000,000 shares of common stock and 1,151,500 shares of Series A Convertible Preferred Stock (which preferred stock is convertible into 115,150,000 shares of common stock) and additional shares as necessary to ensure that the shares issued constitute 60% of the total number of fully diluted shares of the Company, (ii) the future payment of two million dollars ($2,000,000) to Ticketbash based on revenue and income milestones to be determined by the parties in the future (the “Additional Cash Purchase Price”), and (iii) the future payment of percentage royalties to Ticketbash based on aggregate revenues generated by the New Subsidiary as follows: 2% of revenue up to $15,000,000, 4% of revenue from $15,000,000-$25,000,000, and 5% of revenue in excess of $25,000,000. Under the Asset Purchase Agreement, the Company was also required to invest an additional $1,000,000 in development of the Tickebash Assets (the “Additional Cash Investment”).

On May 30, 2025, because of existing encumbrances on the Assets, the Company and Ticketbash entered into Amendment No. 1 to Asset Purchase Agreement (the “Amendment”), providing that (i) instead of making the Additional Cash Investment, the Company would pay $1,000,000 to Ticketbash within 10 months (the “Initial Cash Payment”), and upon completion of Initial Cash Payment, the Assets will be immediately transferred to the Company; (ii) the Equity Purchase Price would instead consist of a number of shares of Company preferred stock having voting rights equal to sixty percent (60%) of the total voting rights of the Company, and which shares of preferred stock shall have no economic rights, except that such shares shall automatically convert into sixty percent (60%) of the total number of outstanding shares of Common Stock on a fully diluted basis (following issuance of conversion shares) calculated as of June 1, 2025, upon the payment by the Company of the Initial Cash Payment; (iii) the Additional Cash Purchase Price shall be paid over a 36-month period based on revenue and income milestones to be determined by the parties in the future.

On or about May 27, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Colbico, LLC (the “Buyer”) pursuant to which the Company will sell to the Buyer the Company’s shares of capital stock of both of Sarah Adult Day Services, Inc., an Ohio corporation, and Sarah Day Care Centers, Inc., an Ohio corporation, for $300,000 to paid to the Company within 30 days of closing. The Buyer shall have a 30-day period following execution of the Securities Purchase Agreement to determine whether to proceed with the transactions contemplated by that agreement or terminate the agreement. The Securities Purchase Agreement contains standard representations, warranties, indemnification provisions, and conditions to closing.

The foregoing descriptions of the Amendment and Securities Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment and Securities Purchase Agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.02. The Equity Purchase Price will be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) promulgated thereunder, as there was no general solicitation, and the transaction did not involve a public offering.

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Item 7.01 Regulation FD Disclosure

On or about June1, 2025, the Company prepared an updated investor presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not an admission as to the materiality of such information. The information furnished in this Item 7.01 is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise such information, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Asset Purchase Agreement, by and between Innovative MedTech, Inc., and Grand Concierge, LLC d/b/a/ Ticketbash, dated May 30, 2025.
10.2	Securities Purchase Agreement, by and between Innovative MedTech, Inc., and Colbico, LLC, dated April 27, 2025.
99.1	Investor Presentation*

*Furnished but not filed.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Innovative MedTech, Inc.

Date: June 2, 2025	By: /s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Member of the Board of Directors

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